Second Quarter 2025 Earnings Conference Call July 25, 2025

2 Forward Looking Statements & Non-GAAP Measures This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the effects of changes in interest rates, including on our net income and the value of our securities portfolio; (2) fluctuations in the value of our investment securities; (3) effects on the U.S. economy resulting from the implementation of proposed policies and executive orders, including the imposition of tariffs, changes in immigration policy, changes to regulatory or other governmental agencies, DEI and ESG initiative trends, changes in consumer protection policies, changes in foreign policy and tax regulations; (4) volatility of rate-sensitive deposits; (5) asset/liability matching risks and liquidity risks; (6) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (7) the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; (8) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures and future monetary policies of the Federal Reserve in response thereto on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (9) the sufficiency of the allowance for credit losses to absorb the amount of expected losses inherent in our existing loan portfolio; (10) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (11) credit risks and risks from concentrations (by type of borrower, collateral, geographic area and by industry) within our loan portfolio; (12) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (13) governmental monetary and fiscal policies; (14) new or revised general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (15) the imposition of domestic or foreign tariffs or other governmental policies impacting the global supply chain and the value of the agricultural or other products of our borrowers; (16) war or terrorist activities, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (17) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, and including changes in interpretation or prioritization of such laws and regulations; (18) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (19) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (20) changes in the business and economic conditions generally and in the financial services industry, and the effects of recent developments and events in the financial services industry, including the large- scale deposit withdrawals over a short period of time that resulted in prior bank failures; (21) the occurrence of fraudulent activity, breaches, or failures of our or our third party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (22) the ability to attract and retain key executives and employees experienced in banking and financial services; (23) our ability to adapt successfully to technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; (24) operational risks, including data processing system failures and fraud; (25) the costs, effects and outcomes of existing or future litigation or other legal proceedings and regulatory actions; (26) the risks of mergers or branch sales (including the sale of our Florida banking operations and the acquisition of Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (27) the economic impacts on the Company and its customers of climate change, natural disasters and exceptional weather occurrences, such as: tornadoes, floods and blizzards; and (28) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, net interest margin, tax equivalent, adjusted earnings, and adjusted earnings per share. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Financial Highlights Total assets $ 6,160.8 (1.5) % (6.4) % Loans held for investment, net of unearned income 4,381.2 1.8 2.2 Total deposits 5,388.1 (1.8) (0.4) Balance Sheet Equity to assets ratio 9.56% 29 bps 131 bps Tangible common equity ratio(1) 8.19 30 131 CET1 risk-based capital ratio 11.02 5 146 Total risk-based capital ratio 14.44 10 182 Loans to deposits ratio 81.31 290 210 Capital and Liquidity Net interest margin, tax equivalent(1) 3.57% 13 bps 116 bps Cost of total deposits 1.91 0 (20) Return on average assets 0.65 (35) (30) Efficiency ratio(1) 56.20 (318) (9) Diluted EPS $ 0.48 (34) % (52) % Adjusted EPS(1) 0.49 (33) (6) Profitability Nonperforming loans ratio 0.85% 44 bps 26 bps Nonperforming assets ratio 0.66 33 19 Net charge-off ratio 0.02 (27) (3) Allowance for credit losses ratio 1.50 25 24 Credit Risk Profile 2Q25 Financial Highlights(2) (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section. (2) Note: Financial metrics as of or for the quarter ended June 30, 2025. Change vs. Dollars in millions, except per share amounts 2Q25 1Q25 2Q24

4 Company Focus MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving Operational Effectiveness and Efficiency • Top WorkplaceTM award-winning culture since 2013(1) • Sharpened results focus with voice of customer and financial metrics driving employee reward and recognition • Larger bank offerings delivered via local bank personalization • Established distribution network generates reach and stability with strong retention ◦ 81%(2) loan-to-deposit ratio and $29K(2) average account size ◦ QTD cost of total deposits of 1.91%(2) • Focused on recruiting exceptional talent, including team lift outs • Segmentation model targeting high-single-digit loan growth and double-digit wealth fee income growth • Talent and technology expansion of Treasury Management platform to bolster noninterest bearing deposits and fee income • Expertise powered vehicles: C&I, CRE, Public Finance, Sponsor Finance, SBA and Agri-Business • Targeted recruitment for vertical expansion including deposit and capital finance • Benchmark-driven expense discipline • Technology roadmap including expanded digital capabilities, operational efficiency through automation and sophisticated data use cases (1) Source: https://topworkplaces.com. (2) Financial data is updated through June 30, 2025.

5 2025 Strategic Plan Updates Strong Core Local Banking Model Opened our Jordan Creek branch in West Des Moines, IA, expanding our presence in our targeted Iowa Metro region during the second quarter of 2025 Talent Transformation Hired senior CRE Bankers in the Twin Cities and Denver Hired a new Market President in Denver Added a private wealth team in the Twin Cities ☑ Operational Efficiency Recent investments include: 1. Upgraded teller system with streamlined navigation and advanced integration 2. Enterprise-wide workflow and automation platform 3. Commercial digital banking platform ☑ Commercial Banking & Wealth Annualized commercial loan growth of 9% for the second quarter of 2025 Continued momentum in Wealth Management, with revenue up 6% (2Q25 compared to 2Q24) ☑ Specialty Business Lines Lift-out of an established sponsor finance team in the Twin Cities during the second quarter of 2025 SBA gain on sale revenue up 149% (2Q25 compared to 2Q24) ☑☑

6 Diversified and Granular Loan Portfolio Loans Held for Investment Agricultural, 3% C&I, 28% Construction & Development, 7% Farmland, 4% Multifamily, 10% CRE-Other, 32% Residential Real Estate, 15% Consumer, 1% $4.38 billion 5.81% Yield(1) <$821K Avg. Commercial Loan Size(2) Financial Information as of June 30, 2025. (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section. (2)Average net nonaccrual active principal balance of the commercial loan portfolio.

7 Credit Risk Profile $ m ill io ns Nonperforming Assets $31.2 $25.5 $25.2 $20.9 $40.6 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 $ m ill io ns Net Charge-Offs $0.5 $1.7 $0.7 $3.1 $0.2 2Q24 3Q24 4Q24 1Q25 2Q25 Credit Quality Metrics $ in millions 2Q24 3Q24 4Q24 1Q25 2Q25 Nonperforming assets ratio 0.47% 0.39% 0.40% 0.33% 0.66 % Classified loans ratio 3.48% 3.11% 2.57% 2.65% 2.89 % Criticized loans ratio 6.89% 7.21% 6.01% 5.47% 5.15 % Net charge-off ratio 0.05% 0.16% 0.06% 0.29% 0.02 % Loans greater than 30 days past due and accruing $ 9.4 $ 11.9 $ 9.4 $ 6.1 $ 12.2 Allowance for credit losses ratio 1.26% 1.25% 1.28% 1.25% 1.50%

8 Commercial Real Estate Non-Owner Occupied (NOO) CRE Office June 30, 2025 $ in millions 2Q25 1Q25 2Q24 Construction & Development $ 280.9 $ 293.3 $ 351.6 Farmland 186.5 180.6 183.6 Multifamily 438.2 421.2 430.1 CRE Other: NOO CRE Office 126.9 131.4 157.1 OO CRE Office 72.3 70.8 84.6 Industrial and Warehouse 421.0 426.6 407.3 Retail 299.4 294.1 262.0 Hotel 121.4 128.2 112.8 Other 366.4 373.8 324.7 Total Commercial Real Estate $ 2,313.0 $ 2,320.0 $ 2,313.8 Commercial Real Estate Portfolio June 30, 2025 Portfolio Highlights June 30, 2025 CRE Concentration (% of Bank Total Capital): 2Q25 1Q25 2Q24 Regulatory Threshold Construction, land development and other land (CLD) loans 39% 41% 52% 100 % CLD, Multifamily, and NOO CRE loans 209% 216% 237% 300 % Pass, 71% Special Mention, 1% Classified (nonaccrual), 19% Classified (accrual), 9% Loan count: 2 Loan total: $24.1 million Loan count: 98 Loan total: $90.1 million Loan count: 1 Loan total: $1.1 million Avg Loan Size $1.2 million Portfolio count: 103 Portfolio total: $126.9 million (2.9% of total loans) Loan count: 2 Loan total: $11.6 million

Focusing on Growth in Wealth Management

Private Banking
- Designed wealth management lending products to attract high net-worth business owners
- Leveraging Private Bankers in key prospecting roles to improve pipeline

Private Wealth
- Signed contract with a third-party to gain access to top tier investment managers and enhanced reporting
- Improved client service efficiency through a small account initiative
- Launched fee initiatives to improve revenue
- Implemented accountable pipeline process to drive up-tier client acquisition
- Added a private wealth team to the east side of the Twin Cities; we now offer a full complement of all wealth disciplines in this growth market

Investment Services
- Net new asset growth YTD 2Q25 of $13 million
- Improving internal referral education and payouts to drive cross-team collaboration
- Re-negotiated key vendor contract to optimize revenue share

MidWestOne FINANCIAL GROUP, INC.

Wealth Management Assets Under Administration



$4.00
$2.00
$—
$2.74
$2.73
$3.01
$3.15
$3.28
2021
2022
2023
2024
2025

Investment Services and Private Wealth Revenue



$15.0
$10.0
$5.0
$11.7
$11.2
$12.2
$14.2
$7.2
$7.5
$7.3
$8.4
$9.5
$4.9
$4.2
$3.9
$3.8
$4.7
$2.3
2021
2022
2023
2024
2Q25
Investment Services
Private Wealth

- Asset amounts presented are in billions of dollars.
- Revenue amounts presented are in millions of dollars.

9

10 Financial Performance

11 Balance Sheet 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Period end balances, $ in millions 2Q25 $ Change % Change $ Change % Change Loans $4,381.2 $77.0 2% $94.0 2 % Investment securities $1,235.0 $(70.5) (5) % $(589.1) (32) % Interest earning deposits in banks $90.7 $(91.7) (50) % $55.4 157 % Deposits $5,388.1 $(101.0) (2) % $(24.3) — % Borrowed funds $112.3 $(0.6) (1) % $(417.2) (79) % Shareholders' equity $589.0 $9.4 2% $45.7 8% 2Q25 2Q25 Period end, $ in millions (except per share amounts) 2Q25 1Q25 vs. 1Q25 2Q24 vs. 2Q24 Tangible book value per share(1) $23.92 $23.36 2% $28.27 (15) % Common equity Tier 1 capital ratio 11.02% 10.97% 5 bps 9.56% 146 bps AOCI $(57.6) $(63.1) 9% $(58.1) 1 % Return on average tangible equity(1) 8.84% 13.75% (491) bps 15.74% (690) bps (1) Non-GAAP financial measure. See the "Non-GAAP Financial measures" section.

12 Balance Sheet - Debt Securities Portfolio Total Securities Yield 3.7 Year Duration 4.35% Yield (2Q25) U.S. Treasury, 3% U.S. Agency, 1% Municipals, 10% MBS, 25% CLO, 3% CMO, 49% Corporate, 9% $1.24 billion 2.46% 2.37% 4.08% 4.38% 4.35% 2Q24 3Q24 4Q24 1Q25 2Q25 Portfolio Mix

13 Income Statement % Change 2Q25 vs. $ in millions 2Q25 1Q25 2Q24 1Q25 2Q24 Net interest income $50.0 $47.4 $36.3 5% 38 % Noninterest income 10.2 10.1 21.6 1% (53) % Total revenue 60.2 57.5 57.9 5% 4 % Noninterest expense 35.8 36.3 35.8 (1) % — % Pre-tax pre-provision net revenue(1) $24.4 $21.2 $22.1 15% 10 % Credit loss expense $11.9 $1.7 $1.3 600% 815 % Income tax expense $2.6 $4.5 $5.1 (42) % (49) % Net income $10.0 $15.1 $15.8 (34) % (37) % Adjusted earnings(1) $10.2 $15.3 $8.1 (33) % 26% 2Q25 1Q25 2Q24 vs. 1Q25 vs. 2Q24 Net interest margin(1) 3.57% 3.44% 2.41% 13 bps 116 bps Efficiency ratio(1) 56.20% 59.38% 56.29% (318) bps (9) bps Diluted EPS $0.48 $0.73 $1.00 (34) % (52) % Adjusted EPS(1) $0.49 $0.73 $0.52 (33) % (6) % (1) Non-GAAP Measure. See the "Non-GAAP Financial Measures" section.

14 Non-GAAP Financial Measures

15 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Total shareholders' equity $ 543,286 $ 579,625 $ 589,040 Intangible assets, net (97,327) (93,399) (92,147) Tangible common equity $ 445,959 $ 486,226 $ 496,893 Total assets $ 6,581,658 $ 6,254,394 $ 6,160,773 Intangible assets, net (97,327) (93,399) (92,147) Tangible assets $ 6,484,331 $ 6,160,995 $ 6,068,626 Book value per share $ 34.44 $ 27.85 $ 28.36 Tangible book value per share (1) $ 28.27 $ 23.36 $ 23.92 Shares outstanding 15,773,468 20,815,715 20,769,577 Tangible common equity ratio (2) 6.88% 7.89% 8.19% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Loan interest income, including fees $ 61,643 $ 59,462 $ 62,276 Tax equivalent adjustment (1) 938 981 1,022 Tax equivalent loan interest income $ 62,581 $ 60,443 $ 63,298 Yield on loans, tax equivalent (2) 5.69% 5.71% 5.81 % Average Loans $ 4,419,697 $ 4,290,710 $ 4,370,196 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

16 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Total noninterest expense $ 35,761 $ 36,293 $ 35,767 Amortization of intangibles (1,593) (1,408) (1,252) Merger-related expenses (854) (40) — Noninterest expense used for efficiency ratio $ 33,314 $ 34,845 $ 34,515 Net interest income, tax equivalent (1) $ 37,662 $ 48,582 $ 51,164 Noninterest income 21,554 10,136 10,249 Investment securities gains, net 33 33 — Net revenues used for efficiency ratio $ 59,183 $ 58,685 $ 61,413 Efficiency ratio (2) 56.29% 59.38% 56.20% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities gains. Pre-tax Pre-provision Net Revenue For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net interest income $ 36,347 $ 47,439 $ 49,982 Noninterest income 21,554 10,136 10,249 Noninterest expense (35,761) (36,293) (35,767) Pre-tax Pre-provision Net Revenue $ 22,140 $ 21,282 $ 24,464

17 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net income $ 15,819 $ 15,138 $ 9,980 Intangible amortization, net of tax (1) 1,195 1,047 931 Tangible net income $ 17,014 $ 16,185 $ 10,911 Average shareholders' equity $ 533,994 $ 571,378 $ 587,708 Average intangible assets, net (99,309) (94,169) (92,733) Average tangible equity $ 434,685 $ 477,209 $ 494,975 Return on average equity 11.91% 10.74% 6.81 % Return on average tangible equity (2) 15.74% 13.75% 8.84% (1) The income tax rate utilized was the blended marginal tax rate. (2) Annualized tangible net income (loss) divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net interest Income $ 36,347 $ 47,439 $ 49,982 Tax equivalent adjustments: Loans (1) 938 981 1,022 Securities (1) 377 162 160 Net Interest Income, tax equivalent $ 37,662 $ 48,582 $ 51,164 Average interest earning assets $ 6,282,494 $ 5,728,250 $ 5,745,664 Net interest margin, tax equivalent (2) 2.41% 3.44% 3.57% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.

18 Non-GAAP Financial Measures Adjusted Earnings / Adjusted Earnings Per Share For the Three Months Ended June 30, 2024 March 31, 2025 June 30, 2025 dollars in thousands Net income $ 15,819 $ 15,138 $ 9,980 Less: Investment securities gains, net of tax(1) 24 25 — Less: Mortgage servicing rights (loss) gain, net of tax(1) 96 (158) (196) Plus: Merger-related expenses, net of tax(1) 634 30 — Less: Gain on branch sale, net of tax(1) 8,201 — — Adjusted earnings $ 8,132 $ 15,301 $ 10,176 Weighted average diluted common shares outstanding 15,780,935 20,849,255 20,843,471 Earnings per common share - diluted $1.00 $0.73 $0.48 Adjusted earnings per common share(2) $0.52 $0.73 $0.49 (1) The income tax rate utilized was the blended marginal tax rate. (2) Adjusted earnings divided by weighted average diluted common shares outstanding.